Equity	12 Months Ended
Dec. 31, 2011
Equity [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

Note 15 – Equity

The activity in shares of our common and preferred stock during 2011, 2010 and 2009 included the following:

	Year Ended December 31,
	2011	2010	2009
Common Stock:
Outstanding at the beginning of the year	24,784	18,803	18,368
Issuance of common stock	11,531	4,638	-
Exercise of stock options	93	23	24
Conversion of preferred stock	914	572	-
Issuance of stock based compensation	341	748	411
Outstanding at the end of the year	37,663	24,784	18,803

Series B Preferred Stock:
Outstanding at the end of the year	20	20	20

Convertible Preferred Stock:
Outstanding at the beginning of the year	45	50	125
Conversion to common stock	(8)	(5)	-
Redemptions	-	-	(75)

Outstanding at the end of the year	37	45	50

Treasury Stock:
Outstanding at the beginning of the year	(72)	(72)	(47)
Purchase of treasury shares for stock vesting	-	-	(25)

Outstanding at the end of the year	(72)	(72)	(72)

Common Stock

The Common Stock is $0.001 par value common stock, 64,285,714 shares authorized.

In March 2011, we completed an underwritten public offering of 11.5 million shares of common stock at a price of $11.00 per common share ($10.34 per common share, net of underwriting discounts) for net proceeds of $118.4 million. In April 2011, we used a portion of the offering proceeds to redeem all $81.25 million of our outstanding 6% Senior Notes.

In October 2010, our Board of Directors authorized a one-for-seven share consolidation of our common stock, in the form of a reverse stock split. This consolidation was effective at the opening of trading on November 18, 2010. As a result of the share consolidation, every seven shares of our common stock outstanding were automatically combined into one share of our common stock. Each shareholder continues to hold the same percentage of our outstanding common shares. The shares were rounded up to the next whole share for those holders who would have otherwise received fractional shares. The share consolidation was intended to make our common stock available to a broader range of investors and reposition the company's trading metrics.

In August 2010, in connection with the issuance of the Senior Term Loan, we completed a registered direct offering of common stock pursuant to a Common Stock Purchase Agreement with Cyan to sell 1.3 million shares of our common stock, par value $0.001 per share, for aggregate net cash consideration of approximately $10.1 million, after deducting expenses. The purchase price per share was $7.91, the closing price of our common stock on the NYSE Amex on August 13, 2010. We intend to use the net proceeds from this offering for general corporate purposes.

In February 2010, we completed a private placement of our common stock pursuant to a Common Stock Purchase Agreement with existing stockholders, certain directors and other third-party investors, thereby selling 3.4 million shares of our common stock, for aggregate net cash consideration of approximately $20.5 million. The purchase price per share was $6.30, the closing price of our common stock on the NYSE Amex on February 3, 2010. The net proceeds from this private placement were used to partially fund our 2010 capital budget.

During 2010, we issued inducement grants of 85,715 shares of our restricted common stock, upon commencement of employment of one executive officer.

New York Stock Exchange Listing of Common Stock

On March 15, 2011, we completed the transfer of the primary listing for our common stock from the NYSE Amex to the New York Stock Exchange under the symbol “END.”

Series C Convertible Preferred Stock

In 2006, we issued the Series C Preferred Stock. At December 31,2011 we had 37,000 shares of Series C Convertible Preferred Stock outstanding, convertible into 4.2 million shares of common stock. The Series C Preferred Stock is convertible into common stock at any time at the option of the preferred stock investors, at a conversion price of $8.75. Dividends on the Series C Preferred Stock are:

  cumulative;
  compounded quarterly based on the original issue price;
  payable in cash or common stock, at 4.5% or 4.92%, respectively, since November 2009 and at 8.5% or 8.92%, respectively, in prior periods; and
  payable to the preferred stock investors prior to payment of any other dividend on any other shares of our capital stock.

The Series C Preferred Stock ranks senior to any of our other existing or future shares of capital stock. Dividends will be paid to the preferred stock investors prior to payment of any other dividend on any other shares of our capital stock. The Series C Preferred Stock also participates on an as-converted basis with respect to any dividends paid on the common stock.

In November 2009, we redeemed 60% of the outstanding shares of Series C Preferred Stock, for face value of $75 million, and amended the terms of the remaining shares of Series C Preferred Stock. The redemption price consisted of a $25 million cash payment and the issuance of $50 million of Subordinated Notes.

The redemption and modification of the Series C Preferred Stock required the modified Series C Preferred Stock to be recorded at fair market value at the redemption date. The fair value of the modified Series C Preferred Stock was greater than the carrying value by $11.5 million. This excess of fair value over carrying value was recorded as a non-cash charge to preferred stock dividends and increased the carrying value of the Series C Preferred Stock. As holders convert the Series C Preferred Stock, the $11.5 million non-cash charge will be transferred to equity on a ratio of shares converted to shares of Series C Preferred Stock outstanding.

In addition to the modification of the Series C Preferred Stock, we also recorded an embedded derivative associated with the change in control features of the Series C Preferred Stock of $2.4 million. This embedded derivative was recorded in other liabilities and reduced the premium on the Series C Preferred Stock at the date of issuance.

The Series C Preferred Stock is convertible into common stock at any time at the option of the preferred stock investors, at (i) a conversion price of $8.75 (the “Conversion Price”) and (ii) in an amount of common stock equal to the quotient of the liquidation preference of $1,000 per share plus accrued but unpaid dividends (the “Liquidation Preference”) divided by the Conversion Price.

In the November 2009 amendment, we amended terms of the Series C Preferred Stock to reduce the annual dividend rate to 4.5% (from 8.5%), adjust the conversion price to $8.75 per share (from $17.50) and remove certain anti-dilution provisions.

Issuance of dividends in the form of common stock are subject to the following equity conditions (the “Equity Conditions”), which are waivable by two-thirds of the holders of the Series C Preferred Stock: (i) such common stock is listed on the NYSE AMEX, the New York Stock Exchange or the Nasdaq Stock Market, and not subject to any trading suspension; (ii) we are not then subject to any bankruptcy event; and (iii) such common stock will be immediately re-saleable by the holders pursuant to an effective registration statement and otherwise in compliance with all applicable laws. If we have not maintained the effectiveness of the registration statement pursuant to the registration rights section below, then the dividend rate on the Series C Preferred Stock will be increased by the product of 2.5% (if the dividend is paid in cash) or 2.63% (if the dividend is paid in stock) times the number of quarters (or portions thereof) in which the failure occurs or we fail to cure such failure.

We may redeem all of the Series C Preferred Stock in exchange for a cash payment to the preferred stock investors of an amount equal to 102% of the sum of the Liquidation Preference. If we call the Series C Preferred Stock for redemption, the holders thereof will have the right to convert their shares into a newly issued preferred stock identical in all respects to the Series C Preferred Stock except that such newly issued preferred stock will not bear a dividend (the “Alternate Preferred Stock”). We may not redeem the Convertible Preferred Stock if the Equity Conditions are not then satisfied with respect to the common stock into which the Alternate Preferred Stock is convertible.

Upon the tenth anniversary of the initial issuance of the Series C Preferred Stock, we must redeem all of the Series C Preferred Stock for an amount equal to the Liquidation Preference plus accrued and unpaid dividends payable by us in cash or common stock at our election. Issuance by us of common stock for such redemption is subject to the Equity Conditions and to the market value of the outstanding shares of common stock immediately prior to such redemption equaling at least $500 million.

In the event of a change of control of Endeavour, we will be required to offer to redeem all of the Series C Preferred Stock for the greater of: (i) the amount equal to which such holder would be entitled to receive had the holder converted such Series C Preferred Stock into common stock; (ii) 115% of the sum of the Liquidation Preference plus accrued and unpaid dividends; and (iii) the amount resulting in an internal rate of return to such holder of 15% from the date of issuance of such Series C Preferred Stock through the date that Endeavour pays the redemption price for such shares.

In January 2010, we and the holders of our outstanding Series C Convertible Preferred Stock corrected a technical oversight in the Subscription and Registration Rights Agreement for our Series C Preferred Stock. The amendment aligns the number of common shares reserved for the potential conversion of the Series C Preferred Stock to the terms of the Series C Convertible Preferred Stock after our partial redemption in November 2009. In March 2010, we also amended the Certificate of Designation for the Series C Preferred Stock and the $50 million subordinated notes issued to the holders of the Series C Preferred Stock to make certain technical changes that align certain definitions and provisions relating to potential repurchases of securities by us.

During 2011, holders of a portion of our Series C Convertible Preferred Stock converted 8,000 preferred shares, with a face value of $8 million, into 0.9 million shares of our common stock. In 2010, a combined 5,000 shares of our Series C Preferred Stock were converted into 0.6 million shares of our common stock.

Series B Preferred Stock

In September 2002, we authorized and designated 500,000 shares of Preferred Stock, as Series B Preferred Stock par value $.001 per share.

The Series B Preferred Stock is entitled to dividends of 8% of the original issuing price per share per annum, which are cumulative prior to any dividends on the common stock and on parity with the payment of any dividend or other distribution on any other series of preferred stock that has similar characteristics. The holders of each share of Series B Preferred Stock are entitled to be paid out of available funds prior to any distributions to holders of common stock in the amount of $100.00 per outstanding share plus all accrued dividends. We may, upon approval of our Board, redeem all or a portion of the outstanding shares of Series B preferred stock at a cost of the liquidation preference and all accrued and unpaid dividends.